EXHIBIT 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                       AS ADOPTED PURSUANT TO SECTION 906

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AVP, Inc. hereby certifies, to such officers' knowledge, that this Amendment No. 1 to the Quarterly Report on Form 10-QSB of AVP, Inc. for the quarter ended June 30, 2006 fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this amended Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of AVP, Inc.

Dated:  August 16, 2006

                                         By:/s/ Leonard Armato
                                            ------------------------------------
                                             Leonard Armato
                                             Chief Executive Officer

                                         By:/s/ Andrew Reif
                                            ------------------------------------
                                             Andrew Reif
                                             Chief Financial Officer